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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)     July 13, 2000
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                      Deutsche Floorplan Receivables, L.P.
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             (Exact Name of Registrant as Specified in its Charter)

             Distribution Financial Services Floorplan Master Trust
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            (Co-Registrant and Issuer with Respect to the Securities)

                                      N.A.
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                 (State or Other Jurisdiction of Incorporation)


  333-74457 and 333-74457-01                      88-0355652
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  (Commission File Number)     (Registrant's I.R.S. Employer Identification No.)

  655 Maryville Centre Drive, St. Louis, Missouri                   63141
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      (Address of Principal Executive Offices)                    (Zip Code)


                                 (314) 523-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The Registrant and Co-Registrant are filing the exhibits listed in Item 7(c) below in connection with the proposed issuance of Floating Rate Asset Backed Certificates, Series 2000-3 by Distribution Financial Services Floorplan Master Trust.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
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5.1               Opinion of Mayer, Brown & Platt with respect to legality
23.1              Consent of Mayer, Brown & Platt (included in Exhibit 5.1)






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant and the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




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
July 13, 2000                                     Deutsche Floorplan Receivables, L.P., on behalf of itself, as Registrant

                                                  By:  Deutsche Floorplan Receivables, Inc., its General
                                                  Partner


                                                  By:    /s/ Richard C. Goldman
                                                         --------------------------------------------------------

                                                  Name:  Richard C. Goldman
                                                         --------------------------------------------------------

                                                  Title: Senior Vice President & Secretary
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July 13, 2000                                     Deutsche Floorplan Receivables, L.P., on behalf
                                                  of Distribution Financial Services Floorplan
                                                  Master Trust, as Co-Registrant

                                                  By:  Deutsche Floorplan Receivables, Inc., its
                                                  General Partner


                                                  By:    /s/ Richard C. Goldman
                                                         ---------------------------------------------------------

                                                  Name:  Richard C. Goldman
                                                         ---------------------------------------------------------

                                                  Title: Senior Vice President & Secretary
                                                         ---------------------------------------------------------

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